UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 26, 2010

CLARK HOLDINGS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32735	43-2089172
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

121 New York Avenue, Trenton, New Jersey		08638
(Address of Principal Executive Offices)		(Zip Code)

(609) 396-1100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On February 26, 2010, Clark Holdings Inc. (the “Company”) and its operating subsidiaries, The Clark Group, Inc., Clark Distribution Systems, Inc., Highway Distribution Systems, Inc., Clark Worldwide Transportation, Inc. and Evergreen Express Lines, Inc., entered into an Amendment to Forbearance Agreement and Credit Agreement (the “Agreement”) with Bank of America, N.A. (“Bank of America”) (successor-in-interest to LaSalle Bank National Association).  The Agreement amended (i) that certain Credit Agreement dated as of February 12, 2008, as amended, which provided, among other things, for a credit facility terminating on February 28, 2010, and (ii) that certain Amendment and Forbearance Agreement dated as of September 15, 2009, which provided, among other things, that Bank of America would forbear from exercising its rights and remedies arising out of certain specified events of default until such termination date.

Under the terms of the Agreement, Bank of America, as administrative agent and as the sole lender under the credit facility, agreed to extend the credit facility and the forbearance period until March 9, 2010.

On February 23, 2010, the Company obtained a commitment letter from Cole Taylor Bank for a new $6,000,000 revolving credit facility.

Item 2.02.	Results of Operations and Financial Condition.

On March 1, 2010, the Company issued a press release announcing preliminary unaudited financial results for its fourth fiscal quarter and fiscal year ended January 2, 2010.  The press release is included as Exhibit 99.1 hereto.

The information furnished under this Item 2.02, including the exhibit related thereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of the Company, except as shall be expressly set forth by specific reference in such document.

Item 9.01.	Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

10.1
Amendment to Forbearance Agreement and Credit Agreement dated as of February 26, 2010, among Clark Holdings Inc. (f/k/a Global Logistics Acquisition Corporation), The Clark Group, Inc., Clark Distribution Systems, Inc., Clark Worldwide Transportation, Inc., Highway Distribution Systems, Inc. and Evergreen Express Lines, Inc., and Bank of America, N.A., (successor-in-interest to LaSalle Bank National Association), individually as a Lender and as Administrative Agent for the Lenders.

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2010

CLARK HOLDINGS INC.

By:	/s/ Stephen Spritzer
Stephen Spritzer
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1
Amendment to Forbearance Agreement and Credit Agreement dated as of February 26, 2010, among Clark Holdings Inc. (f/k/a Global Logistics Acquisition Corporation), The Clark Group, Inc., Clark Distribution Systems, Inc., Clark Worldwide Transportation, Inc., Highway Distribution Systems, Inc. and Evergreen Express Lines, Inc., and Bank of America, N.A., (successor-in-interest to LaSalle Bank National Association), individually as a Lender and as Administrative Agent for the Lenders.

99.1	Press release.